UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________


                                  FORM 8-K/A

                               Amendment No. 1

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: November 4, 1996
                 (Date of Earliest Event Reported): __________

                        NOTE BANKERS OF AMERICA, INC.
            (Exact name of Registrant as specified in its charter)


        Texas                     0 - 12240                  84-0882076
   (state or other            (Commission File           (I.R.S. Employer
   jurisdiction of                 Number)               identification No.)
    incorporation)




                       770 S. Post Oak Lane, Suite 690
                             Houston, Texas 77056

              (Address of Principal Executive Offices)(Zip Code)


                                (713) 840-0230

            (Registrant's  telephone number, including area  code)


                         GENERAL GENETICS CORPORATION

        (Former name or former address, if changed since last report.)

NOTE: Unless otherwise indicated, hereafter all references to common shares give effect to a 1 for 20 reverse stock split described herein.


ITEM  1.          Changes  in  Control  of  Registrant.

On September 15, 1996, Note Bankers of America, Inc. f/k/a General Genetics Corporation (the "Registrant") consummated an exchange (the "Exchange") of securities with Private Mortgage Bankers, Inc. ("PMB") pursuant to which control of the Registrant shifted to Allen E. Meyers and E. Donald DeYoung, the principal shareholders (the "Principal Shareholders") of PMB. 20, 313,000 shares of the Registrant's "unregistered" and "restricted" common stock was issued to the holders of stock interests in PMB. Such shares were issued in exchange for common stock of PMB held by the Principal Shareholders and representing an aggregate of 100% of the outstanding common stock of PMB at the time of Exchange. 1,529,000 of these shares were conveyed to certain consultants retained by the PMB shareholders to assist in the Exchange. Messrs. Meyers and DeYoung each received 9,392,000 shares of common stock of the Registrant pursuant to the Exchange, representing approximately 42.6% each of the outstanding stock of the registrant following the Exchange.

Pursuant to the terms of the Exchange, Messrs. Allen E. Meyers, E. Donald DeYoung and Louis Blenderman were elected to the board of directors of the Registrant, each of whom were nominees designated by PMB.

ITEM  2.          Acquisition  or  Disposition  of  Assets.

On September 15, 1996, the Registrant consummated the acquisition of 100% of the common stock of Private Mortgage Bankers, Inc. pursuant to an Agreement for Exchange of Stock and Plan of Reorganization ("Exchange") dated July 31, 1996 between (i) the Registrant,(ii) PMB, and (iii) Allen E. Myers, the record owner of 40,000 shares of capital stock of PMB which constituted 100% of the issued and outstanding capital stock of PMB ("PMB Shareholders"). NBA exchanged, in a stock for stock exchange, a total of 20,313,000 shares of its $.001 par value per share common stock for 100% of the issued and outstanding shares of capital stock of PMB, making PMB a wholly owned subsidiary of NBA. No cash or other consideration was tendered in connection with the Exchange.

Upon completion of the Exchange NBA had a total of 21,790,000 of its $.001 par value per share common stock issued and outstanding, of which a total of 18,784,000 shares or 86.1% are held by the PMB Shareholders and 2,906,000 were held by non-PMB shareholders.

PMB is a Texas corporation in the business of purchasing discounted real estate mortgage notes. PMB has a wholly owned subsidiary, Life Today, Inc. ("LTI"), a Texas corporation, that is a multi-state registered viatical settlement broker in the purchase of the death benefit of life insurance policies from terminally ill individuals ("viatical settlements").

The shares of Common Stock received by the stockholders of PMB are not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Section 4(2) of the Securities Act.

The transaction was accomplished through arms-length negotiations between NBA's former management and PMB's management. There was no material relationship between the stockholders of PMB or any of PMB's affiliates, any of Registrant's directors or officers, or any associate of any such Registrant director or officer, prior to this transaction.

Registrant's press release issued October 17, 1996 regarding the consummation of the Acquisition is attached as an exhibit to this report and is incorporated herein by reference.

The Registrant's acquisition of Private Mortgage Bankers, Inc. represents a reverse acquisition, whereby for accounting purposes, Private Mortgage Bankers, Inc. was the acquiror. For financial statement purposes, the historical financial statements of the Registrant will be those of Private Mortgage Bankers, Inc. beginning on the closing date of the acquisition.

In connection with the completion of the Exchange, at a special meeting of GGC shareholders held on August 30, 1996, the shareholders approved and authorized the merger of GGC into Note Bankers of America, Inc., its wholly owned Texas subsidiary, for the purpose of changing the company's name and changing its state of domicile to Texas. The merger of GGC into NBA was effected September 24, 1996 with the simultaneous filing of certificates of merger in Texas and Delaware. Pursuant to the Merger, each post-reverse split common share of GGC is to be exchanged for one common share of NBA, so that the capitalization of NBA is the same as post-reverse split GGC.

ITEM  4.          Changes  in  registrant's  Certifying  Accountant.

(a) On September 11, 1996, the Board of Directors of the Registrant engaged the accounting firm of Hein + Associates LLP as independent accountants for Registrant for the fiscal year ending June 30, 1996. The work of Paul Rosenberg, C.P.A. was terminated at the same meeting.

(b) During the two fiscal years ended June 30, 1995 and 1994 and interim periods, there have been no disagreements with Paul Rosenberg, C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Paul Rosenberg's report on the financial statements for the two fiscal years ended June 30, 1995 and 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested that Paul Rosenberg, C.P.A., furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this item 4 and if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K/A report to Paul Rosenberg, C.P.A. on November 4, 1996. The Registrant will file by amendment, as an exhibit to this Form 8-K/A report, a copy of such letter when received.

ITEM  5.          Other  Events.

In connection with the Exchange and the change in control of Registrant, the Registrant (1) relocated its principal executive offices to the offices of PMB located at 770 S. Post Oak Lane, Suite 690, Houston, Texas 77056; (2) amended its Articles of Incorporation; (3) approved a 1-for-20 reverse stock split (post Exchange) and increased its authorized shares to 500,000,000 with a par value of $.001. Additionally, Hans Morkner, President of the Registrant prior to the Exchange resigned and the Registrant appointed the following officers:

              Allen E. Myers              Chairman  and  CEO
              E. Donald DeYoung           President
              William T. Herndon          Secretary/Treasurer

Unless otherwise indicated, hereafter all references to common shares gives effect to the 1 for 20 reverse stock split.

As of July 31, 1996, Registrant had issued and outstanding 250,000 (5,000,000 pre-reverse split) shares of its $.001 par value common stock. The issued and outstanding shares included 23,000 (460,000 pre-reverse split) shares issued in partial fulfillment of a subscription for 1,250,000 (25,000,000 pre-reverse split) shares in a private placement pursuant to Regulations S completed on July 11, 1996. On July 31, 1996, GGC entered into the Exchange with PMB. The Exchange required GGC to submit the Exchange to its shareholders for approval, including ratifying an increase of its authorized common stock from 5,000,000 authorized to 500,000,000 authorized; the issuing of 20,313,000 (406,260,000 pre-reverse split) shares of GGC in exchange for 100% of the issued and outstanding share interests of PMB; approving and effecting a 1 for 20 reverse split of its common stock outstanding; and changing the name of GGC to Note Bankers of America, Inc.

At a special meeting of GGC shareholders held on August 30, 1996, the shareholders approved the Exchange; approved and ratified the increase of authorized common shares to 500,000,000 shares; approved creation of 150,000,000 "blank check" preferred shares; approved the 1 for 20 reverse split of its outstanding common stock; and authorized the merger of GGC into Note Bankers of America, Inc., a wholly owned Texas subsidiary, for the purpose of changing the company's name and changing its state of domicile to Texas. At a meeting held on August 30, 1996 immediately after the shareholder meeting, the newly elected board of directors approved the issuance of all shares necessary to effect the Exchange and approved the 1 for 20 reverse stock split effective the opening of business September 25, 1996. The merger of GGC into its wholly owned subsidiary, Note Bankers of America, Inc., was effected September 24, 1996 with the simultaneous filing of certificates of merger in Texas and Delaware. Pursuant to the Merger, each post-reverse split common share o GGC is to be exchanged for one common share of NBA, so that the capitalization of NBA is the same as post-reverse split GGC. As of the opening of business September 25, 1996 NBA traded in the over-the-counter market and was quoted in the National Association of Securities Dealers Inter-dealer Quotation ("NASDAQ") system giving effect to the 1 for 20 reverse stock split under the name Note Bankers of America, Inc., NASDAQ symbol
"NBAI",  and  under  the  new  cusip  number  669  75L  105.

Giving effect to the consummation of the Exchange, the reverse stock split of GGC, the merger of GGC into NBA, and subsequent private placements, there are currently 22,430,000 shares outstanding in NBA.

ITEM  6.          Resignations  of  Registrant's  Directors.

In connection with the Exchange and the change in control of Registrant, Ty Porier, the sole remaining director declined to stand for re-election and resigned effective September 30, 1996. The letter of resignation did not request the disclosure of any disagreement with Registrant regarding the resignation or refusal to stand for re-election.

ITEM  7.          Financial  Statements  and  Exhibits.

Registrant is an eligible Small Business Issuer and elects to make required disclosures pursuant to Regulation S-B and prepare financial statements in accordance with Item 310 of Regulation S-B.

(a)  Financial Statements of Businesses Acquired

     It is impractical to provide the required financial statements for Private Mortgage Bankers, Inc. at the time this report is being filed. The required financial statements of PMB will be filed as an amendment to this report on Form 8-K/A as soon as practicable but not later than 60 days after the date this report must be filed .

(b)  Pro Forma Financial Information

     It is impractical to provide the required pro forma financial information for Private Mortgage Bankers, Inc. at the time this
     report  is  being filed.   The  required  pro  forma  financial
     information of PMB will be filed as an amendment to this report on Form 8-K/A as soon as practicable but not later than 60 days after the date this report must be filed.

(c)  Exhibits

     2.1   Agreement  for  Exchange  of  Stock  and  Plan  of
           Reorganization  ("Exchange") dated  July 31, 1996.

     2.2   Plan  of  Consolidation  Merging  General Genetics
           Corporation (Parent) Into Note Bankers of America,
           Inc.  (Subsidiary)  dated  September  30,  1996.

     3(i)  Articles  of  Incorporation  of  Note  Bankers  of
           America,  Inc.

    3(ii)  Bylaws  of  Note  Bankers  of  America,  Inc.

    16.1   Letter from Paul Rosenberg on change in certifying
           accountant  (1)

    99.1 Press Release issued October 17, 1996 announcing the consummation of the Exchange.

      (1)  To be filed by amendment.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NOTE  BANKERS  OF  AMERICA,  INC.



Dated: November 4, 1996            BY:  /S/  E.  Donald  DeYoung
                                        E.  DONALD  DEYOUNG,  President

                        NOTE BANKERS OF AMERICA, INC.

                                EXHIBIT INDEX



Exhibit No.   Description                                      Page

         2.1  Agreement for Exchange of Stock and Plan of         8
              Reorganization dated July 31, 1996.
         2.2  Plan of Consolidation Merging General Genetics     15
              Corporation (Parent) Into Note Bankers of
              America, Inc. (Subsidiary) dated September 30,
              1996.

        3(i)  Articles of Incorporation of Note Bankers of       20
              America, Inc.
       3(ii)  Bylaws of Note Bankers of America, Inc.            26
        16.1  Letter from Paul Rosenberg on change in
              certifying accountant (1)
        99.1  Press Release issued October 17, 1996              44
              announcing the consummation of the Exchange.



      (1)   To  be  filed  by  amendment.